RMB FUNDS

RMB International Fund
(the “Fund”)

Supplement dated June 24, 2019
to the Fund’s Summary Prospectus dated May 1, 2019, as supplemented

The Fund’s Summary Prospectus is being revised to reflect the following change in portfolio management of the Fund.
Effective June 24, 2019, Masa Hosomizu, CFA will replace Egor Rybakov, CFA and Robert Gwin as the Portfolio Manager for the RMB International Fund. Mr. Hosomizu is a Partner and Portfolio Manager of the Adviser and has been part of the Adviser’s investment team since 2013. The Fund’s investment objective, strategies and policies will remain unchanged.

Please retain this supplement with your Summary Prospectus for future reference.